UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive

Chicago, Illinois 60601

(Address of principal executive offices, including zip code)

(312) 565-5700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      The Federal Home Loan Bank of Chicago (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Agency (the "FHFA"), successor to the Federal Housing Finance Board effective July 30, 2008 (collectively, the "Regulator") and the regulations issued by the Regulator authorize the FHFA to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

      Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

      We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

    although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
    Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
    Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
    the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE(1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
11/18/2009	3133XVTV3	12/10/2009	9/10/2012	3/10/2010	Optional Principal Redemption	European	Fixed Constant	9/10/2010	1.50	10,000,000
The trade listed directly above is a sixth upsize of a previous issue that was traded on 11/17/2009 with a notional amount of $15 million.
11/18/2009	3133XVTV3	12/10/2009	9/10/2012	3/10/2010	Optional Principal Redemption	European	Fixed Constant	9/10/2010	1.50	10,000,000
The trade listed directly above is a fifth upsize of a previous issue that was traded on 11/17/2009 with a notional amount of $15 million.
11/18/2009	3133XVTV3	12/10/2009	9/10/2012	3/10/2010	Optional Principal Redemption	European	Fixed Constant	9/10/2010	1.50	15,000,000
The trade listed directly above is a fourth upsize of a previous issue that was traded on 11/17/2009 with a notional amount of $15 million.
11/18/2009	3133XVU25	11/27/2009	11/27/2012	5/27/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	5/27/2010	1.125	50,000,000
The trade listed directly above is a fourth upsize of a previous issue that was traded on 11/17/2009 by the Federal Home Loan Bank of Seattle with a notional amount of $15 million.
11/18/2009	3133XVUL3	12/15/2009	6/15/2012	6/15/2010	Optional Principal Redemption	European	Fixed Constant	12/15/2010	1.30	15,000,000
11/18/2009	3133XVUQ2	12/17/2009	12/17/2014	6/17/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	6/17/2010	2.00	25,000,000
11/18/2009	3133XVVB4	12/11/2009	6/11/2012	6/11/2010	Optional Principal Redemption	European	Fixed Constant	6/11/2010	1.375	100,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 11/18/2009 with a notional amount of $150 million.
11/18/2009	3133XVVB4	12/11/2009	6/11/2012	6/11/2010	Optional Principal Redemption	European	Fixed Constant	6/11/2010	1.375	150,000,000
11/18/2009	3133XVVC2	12/9/2009	3/9/2012	6/9/2010	Optional Principal Redemption	Bermudan	Fixed Constant	3/9/2010	1.32	500,000,000
11/19/2009	3133XVU25	11/27/2009	11/27/2012	5/27/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	5/27/2010	1.125	50,000,000
The trade listed directly above is a fifth upsize of a previous issue that was traded on 11/17/2009 with a notional amount of $15 million.
11/19/2009	3133XVUB5	11/27/2009	11/27/2019	5/27/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	5/27/2010	3.125	30,000,000
The trade listed directly above is a second upsize of a previous issue that was traded on 11/17/2009 by the Federal Home Loan Bank of Dallas with a notional amount of $15 million.
11/19/2009	3133XVVD0	12/17/2009	9/17/2013	3/17/2010	Optional Principal Redemption	European	Fixed Constant	9/17/2010	2.00	15,000,000
The trade listed directly above is a second upsize of a previous issue that was traded on 11/19/2009 by the Federal Home Loan Bank of Seattle with a notional amount of $15 million.
11/19/2009	3133XVVD0	12/17/2009	9/17/2013	3/17/2010	Optional Principal Redemption	European	Fixed Constant	9/17/2010	2.00	15,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 11/19/2009 by the Federal Home Loan Bank of Seattle with a notional amount of $15 million.
11/19/2009	3133XVVD0	12/17/2009	9/17/2013	3/17/2010	Optional Principal Redemption	European	Fixed Constant	9/17/2010	2.00	15,000,000
11/19/2009	3133XVVJ7	12/14/2009	12/14/2011	6/14/2010	Optional Principal Redemption	American	Fixed Constant	6/14/2010	1.00	50,000,000
11/19/2009	3133XVVU2	12/10/2009	12/10/2014	6/10/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	12/10/2010	1.50	25,000,000
11/19/2009	3133XVVW8	12/10/2009	12/10/2014	6/10/2010	Optional Principal Redemption	Canary	Fixed Step Up	6/10/2010	1.00	100,000,000
11/19/2009	3133XVVZ1	12/10/2009	6/10/2011	6/10/2010	Optional Principal Redemption	European	Fixed Constant	6/10/2010	0.625	10,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 11/19/2009 with a notional amount of $60 million.
11/19/2009	3133XVVZ1	12/10/2009	6/10/2011	6/10/2010	Optional Principal Redemption	European	Fixed Constant	6/10/2010	0.625	60,000,000
11/19/2009	3133XVW23	11/27/2009	11/27/2012	5/27/2010	Optional Principal Redemption	Bermudan	Fixed Step Up	5/27/2010	1.00	100,000,000
11/19/2009	3133XVW31	12/2/2009	5/2/2014	6/2/2010	Optional Principal Redemption	Canary	Fixed Step Up	3/2/2010	1.80	15,000,000
11/19/2009	3133XVW49	12/11/2009	12/11/2012	6/11/2010	Optional Principal Redemption	Bermudan	Fixed Constant	6/11/2010	1.75	100,000,000
11/19/2009	3133XVW98	12/11/2009	12/11/2013	6/11/2010	Optional Principal Redemption	Bermudan	Fixed Constant	6/11/2010	2.30	50,000,000
11/20/2009	3133XVVD0	12/17/2009	9/17/2013	3/17/2010	Optional Principal Redemption	European	Fixed Constant	9/17/2010	2.00	15,000,000
The trade listed directly above is a fourth upsize of a previous issue that was traded on 11/19/2009 by the Federal Home Loan Bank of Seattle with a notional amount of $15 million.
11/20/2009	3133XVVD0	12/17/2009	9/17/2013	3/17/2010	Optional Principal Redemption	European	Fixed Constant	9/17/2010	2.00	15,000,000
The trade listed directly above is a third upsize of a previous issue that was traded on 11/19/2009 by the Federal Home Loan Bank of Seattle with a notional amount of $15 million.
11/20/2009	3133XVWA5	12/17/2009	9/17/2012	3/17/2010	Optional Principal Redemption	European	Fixed Constant	9/17/2010	1.45	15,000,000
11/20/2009	3133XVWM9	12/17/2009	12/17/2012	6/17/2010	Optional Principal Redemption	American	Fixed Constant	3/17/2010	1.75	40,000,000
11/20/2009	3133XVWM9	12/17/2009	12/17/2012	6/17/2010	Optional Principal Redemption	American	Fixed Constant	3/17/2010	1.75	50,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 11/20/2009 with a notional amount of $40 million.
11/20/2009	3133XVWS6	12/9/2009	12/9/2011	6/9/2010	Optional Principal Redemption	Bermudan	Fixed Constant	6/9/2010	1.05	50,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

    American--redeemable continuously on and after the first redemption date and until maturity.
    Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.
    European--redeemable on a particular date only.
    Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
    Multi-European--redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description :

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.

Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.

Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ John Stocchetti
Name: John Stocchetti
Date: November 24, 2009	Title: Executive Vice President